UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 28, 2007

G REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-50261	52-2362509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	877-888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 28, 2007, GREIT-One World Trade Center, L.P. ("Seller"), a wholly-owned subsidiary of GREIT, Inc., entered into an Eighth Amendment to Purchase and Sale Agreement (the "Eighth Amendment"), with Legacy Partners Realty Fund II, LLC ("Buyer"). Seller and Buyer are parties to a Purchase and Sale Agreement dated as of August 17, 2006, as amended by seven amendments (the "Agreement"), which provides for the sale of the One World Trade Center property, (the "Property") located in Long Beach, California for a sales price of $150,000,000. The material terms of the Eighth Amendment extended the closing date of the Agreement to March 2, 2007.

On March 2, 2007, Seller and Buyer entered into a Ninth Amendment (the "Ninth Amendment") to the Agreement. The material terms of the Ninth Amendment provide for: (i) a reduced purchase price of $148,900,000; (ii) the installation of a filtration system required by the National Pollutant Discharge Elimination System and Water Discharge Elimination System Permit; (iii) a closing date of March 28, 2007; (iv) deletions of any indemnity or release by the Buyer relating to the pre-closing groundwater matters in the Agreement, and similarly, release of Seller for liability for any post-closing groundwater matters; (v) Buyer’s acknowledgement that the reduction in the purchase price is intended as full compensation for all ongoing costs, testing, impact on the Property, and risk of losses or liabilities arising from the post-closing groundwater matters; and (vi) Seller’s delivery of estoppel certificates from tenants representing 75% of the leased square footage, including major tenants identified in the Agreement as a closing condition. However, closing is subject to certain agreed upon conditions and there can be no assurance that we will be able to complete the disposition of the Property.

The above descriptions of the Eighth Amendment and the Ninth Amendment contained in Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the Eighth Amendment and the Ninth Amendment, which are attached hereto as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Eighth Amendment to Purchase and Sale Agreement by and between GREIT-One World Trade Center, L.P. and Legacy Partners Realty Fund II, LLC, dated February 28, 2007.

10.2 Ninth Amendment to Purchase and Sale Agreement by and between GREIT-One World Trade Center, L.P. and Legacy Partners Realty Fund II, LLC, dated March 2, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, Inc.

March 6, 2007	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Eighth Amendment to Purchase and Sale Agreement by and between GREIT-One World Trase Center, L.P., and Legacy Partners Realty Fund II, LLC, dated February 28, 2007.
10.2	Ninth Amendment to Purchase and Sale Agreement by and between GREIT-One World Trade Center, L.P., and Legacy Partners Realty Fund II, LLC, dated March 2, 2007.